EXHIBIT 10.10


THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.


                      REDEEMABLE CONVERTIBLE PROMISSORY NOTE

$_______________	Fort Worth, Texas	October 29, 1999

	FOR VALUE RECEIVED, the undersigned Surety Capital Corporation, a Delaware corporation (the "Company"), with its principal offices located at 1845 Precinct Line Road, Suite 100, Hurst, Texas 76054, promises to pay to the order of _________________ (the "Holder") or his assigns, at
_________________________________, the amount of
_____________________ AND NO/100 DOLLARS ($_________) (the
"Original Principal Amount") in legal and lawful money of the United States of America. This Note shall bear no interest from the date hereof until maturity. All past due principal will bear interest at the lower of ten percent (10%) per annum or the highest lawful rate for which the Company may stipulate and agree to pay.

	This Note is payable as follows: the principal is due on December 31, 2000. Anything herein to the contrary notwithstanding, this Note shall become immediately due and payable on the earliest to occur of the following: (i) a Change in Control; (ii) a Bankruptcy; or (iii) a Sale.

	As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

        (a) "Bankruptcy" shall occur when the Company shall
(i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of creditors; (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect); (iv) be adjudicated a bankrupt or insolvent; (v) file a petition seeking to take advantage of any other law providing for the relief of debtors; (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws; or (vii) take any action for the purpose of effecting any of the foregoing.

        (b) "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than twenty percent (20%) of the combined voting power of the Company's then outstanding voting securities; or (B) during the term of this Note, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3rds) of the directors then in office who were directors at the beginning of the period.

        (c) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

        (d) "Holder" shall mean any person who shall at the time be the holder of this Note.

        (e) "Sale" shall mean

                (1) the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, another corporation or entity, whether in one or a series of related transactions, and as a result of which merger, consolidation or sale less than eighty percent (80%) of the voting stock or other interest in the surviving or acquiring corporation or entity, as the case may be, continues to be owned by stockholders who were stockholders of the Company immediately prior to such merger, consolidation or sale; or

                (2) the merger or consolidation of the Company's wholly-owned subsidiary, Surety Bank, National Association (the "Bank"), with, or the sale of all or substantially all of the assets of the Bank to, another corporation or entity, whether in one or a series of related transactions, and as a result of which merger, consolidation or sale less than eighty percent (80%) of the voting stock or other interest in the surviving or acquiring corporation or entity, as the case may be, continues to be owned by the Company immediately prior to such merger, consolidation or sale; or

                (3) any combination of any of the foregoing.

        (f)  "Unpaid Principal Balance" means the Original
Principal Amount less (i) any principal amount converted by Holder into Common Stock (as herein defined) and (ii) any principal amount prepaid or redeemed by the Company.

        Notwithstanding any provision herein to the contrary, Holder shall never be entitled to receive or collect interest hereunder, nor shall or may amounts received hereunder be credited to interest hereunder so that Holder shall receive or be paid interest exceeding the maximum lawful rate which the Company may stipulate and agree to pay as determined by a court of competent jurisdiction.

        Payments under this Note shall be made in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

        Holder has the unrestricted right, at Holder's option, to convert, in whole or in part, the Unpaid Principal Balance of this Note into fully paid and nonassessable shares of common stock, $0.01 par value, of the Company (the "Common Stock"). Subject to the timing restrictions related to a redemption notice given by the Company (as discussed below), the right to convert may be exercised by Holder at any time after the date hereof up to and including the maturity date of this Note. The number of shares of Common Stock into which this Note may be converted (the "Conversion Shares") shall be determined by dividing the Unpaid Principal Balance of this Note by the Conversion Price in effect at the time of such conversion. The initial Conversion Price shall be equal to $0.50.

        Before Holder shall be entitled to convert this Note into Conversion Shares, he shall surrender this Note at the office of the Company and shall give written notice to the Company of the election to convert this Note and shall state therein the name or names in which the certificate or certificates for Conversion Shares are to be issued.

        Such certificate or certificates shall bear such legends as are required, in the opinion of counsel to the Company, by applicable state and federal securities laws. The Company shall, as soon as practicable thereafter, issue and deliver to Holder a certificate or certificates for the number of Conversion Shares to which Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Note, and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date.

        No fractional shares of Common Stock shall be issued on conversion of this Note.

        In the event the Company should at any time or from time to time after the date hereof fix a record date for the split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock to receive dividends or other distributions payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock ("Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of Conversion Shares issuable upon conversion of this Note shall be increased in proportion to such increase or potential increase of outstanding shares of Common Stock.

        If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares of Common
Stock.

        The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal of this Note, in addition to such other remedies as shall be available to Holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        The Company, at its option, after giving notice to Holder, may prepay or redeem this Note at any time in whole or in part, in the principal amount of $1,000 or a multiple thereof, on payment of the principal amount being redeemed. Before any redemption of this Note under the foregoing, the Company shall notify Holder not less than ten (10) days nor more than thirty
(30) days prior to the date fixed by the Company for redemption. The notice shall specify: (i) the principal amount to be redeemed; (ii) the date fixed for redemption; (iii) the applicable Conversion Price on the date of the notice; and (iv) the location and address of the office of the Company where this
Note is required to be presented for redemption. A redemption notice given by the Company does not restrict Holder's conversion rights under this Note either before or after the redemption date; provided, however, Holder may not exercise his conversion rights during the period that is three (3) business days before the date fixed for redemption.

        This Note is being executed and delivered, and is intended to be performed, in the State of Texas. The substantive laws of the State of Texas and all applicable federal laws shall govern the validity, construction, enforcement and interpretation of this Note.

        If this Note, or any part of this Note, is placed in the hands of an attorney for collection or is collected through bankruptcy or other judicial proceedings (including any proceedings, state or federal, for the relief of debtors), the Company agrees to pay to Holder reasonable attorneys' fees and all other costs and expenses incurred in connection with any such collection, suit or proceeding, in addition to the principal and interest then due hereon.

        Except as otherwise provided in this Note, the Company and each guarantor, surety, and endorser of this Note, jointly and severally, expressly waive all notices, demands for payment, presentations for payment, notices of acceleration and of intention to accelerate the maturity, protest and notice of protest, as to this Note, and as to each, every and all installments of this Note, and each agrees that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consents to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

        No waiver by Holder or his (His/her) assigns of any of his rights and remedies hereunder or under any other document relating to or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Holder or his assigns; no delay or omission in the exercise or enforceability by Holder or his assigns of any rights or remedies shall ever be construed as a waiver of any right or remedy of Holder or his assigns; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Holder or his assigns.


                                   SURETY CAPITAL CORPORATION



                                   By:________________________
                                        Charles M. Ireland,
                                        Chairman of the Board

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.


                                   WARRANT

                    To Purchase Shares of Common Stock of

                         Surety Capital Corporation

             Incorporated Under the Laws of the State of Delaware

        1. Basic Terms. This certifies that, for value received, __________________ or his assigns (the "Holder"), is entitled, subject to the terms and conditions of this warrant (the "Warrant"), to purchase _________ shares of common stock, par value $0.01 per share (the "Common Stock"), of Surety Capital Corporation (the "Company"), subject to adjustment as provided in this Warrant, from the Company at the Exercise Price (as defined below) on delivery of this Warrant to the Company with the exercise form duly executed and payment of the Exercise Price, in cash or by check payable to the order of the Company, for all shares purchased.

        2. Exercise Price. The purchase price per share of the Common Stock (the "Exercise Price") shall be $0.01 per share, as may be adjusted pursuant to the terms of this Warrant.

        3. Exercise.

         (a) This Warrant may be exercised at any time or from time to time, in whole or in part, but not for less than 250 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable, such number being subject to adjustment as provided in this Warrant) on or after the date of issuance until October 29, 2004. Such exercise may occur on any day that is a business day, unless otherwise extended pursuant to the terms of the Agreement.

        (b) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 1845 Precinct Line Road, Suite 100, Hurst, Texas 76054, or at such other office as shall be designated by the Company pursuant to this Warrant, (i) a written notice of Holder's election to exercise this Warrant which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise, (ii) either cash or a check payable to the order of the Company in an amount equal to the aggregate purchase price for all shares of Common Stock to be purchased pursuant to such exercise, and (iii) this Warrant, properly endorsed. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) days thereafter, execute or cause to be executed and deliver to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice.

        (c) This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that said notice, together with said payment and this Warrant, is received by the Company as aforesaid. Holder shall not, solely by virtue of his ownership of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, Holder shall, for all purposes, be deemed to have become the holder of record of such shares on the date on which this Warrant is surrendered to the Company in accordance with the immediately preceding sentence. If the exercise is for less than all of the shares of Common Stock issuable as provided in this Warrant, the Company will issue a new Warrant of like tenor and date for the balance of such shares issuable hereunder to Holder. Holder, by his acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Warrant.

        4. Transfer. Except as otherwise provided in the Agreement, this Warrant and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares not transferred.

        5. Adjustment of Shares.

         (a) Wherever this Warrant specifies a number of shares of Common Stock or an Exercise Price per share, the specified number of shares of Common Stock to be received on exercise and the Exercise Price per share shall be increased or reduced to reflect adjustments (which may require that additional securities or other property be delivered on exercise) required by this Section 5, and such adjustments shall be made on a cumulative basis for the benefit of Holder, as follows:

                (1) If a stock or property dividend is declared to the holders of shares of the same class of securities of the Company as is issuable upon exercise of this Warrant, there shall be added with respect to each share of Common Stock issuable upon exercise of this Warrant the amount of the dividend, stock or property, which would have been issued to Holder had he been the holder of record of such issuable share at the dividend record date. Such additional stock or property resulting from such dividend shall be delivered without additional cost upon the exercise of this Warrant. Any distribution to the holders of Common Stock of the Company of any kind, other than a distribution of cash as a dividend out of profits of the Company for the current year of the dividend, shall be treated as a stock or property dividend for purposes of this Section 5(a)(1).

                (2) If an increase has been effected in the number of outstanding shares of the same class of securities of the Company as is issuable upon exercise of this Warrant by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased with respect to each share issuable upon exercise of this Warrant by the number of shares which could have been received by Holder at the time of such subdivision had he been the holder of record of such issuable shares at the record and/or effective date of the subdivision. In such event, the Exercise Price per share under this Warrant shall be proportionately reduced.

                (3) If a decrease has been effected in the number of outstanding shares of the same class of securities of the Company as is issuable upon exercise of this Warrant by reason of a reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be reduced with respect to each share issuable upon exercise of this Warrant to the number of shares which would have been held by Holder at the time of said reverse stock split had he been the holder of such issuable share at the record and/or effective date of the reverse stock split. In such event, the Exercise Price per share under this Warrant shall be proportionately increased.

                (4) If there is a capital reorganization, reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or entity, or if there is a sale or distribution of all or substantially all of the Company's property and assets, the Company shall make adequate provision so that there shall remain and be substituted under this Warrant with respect to each share issuable upon exercise of this Warrant the stock, securities and/or assets which would have been issuable or payable in respect of or in exchange for such issuable shares if Holder had been the owner of such share on the applicable record date. All other provisions of this Warrant shall remain in full force and effect.

         (b) On the happening of any event requiring an adjustment of the Exercise Price or the shares purchasable hereunder, the Company shall immediately give written notice to Holder stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

        6. Certain Notices.  In case at any time the Company shall propose to:

         (a) declare any cash dividend upon its Common Stock;

         (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

         (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

         (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation or entity;

         (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company; or

         (f) redeem or purchase any shares of its capital stock or securities convertible into its capital stock;
then, in any one or more of said cases, the Company shall give to Holder, by certified mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.

        7. Notice. Any notice required or permitted by any party to this Agreement shall be in writing and may be delivered personally to the party being given notice or to the person in charge of the office of the party being given notice or by facsimile, national overnight courier service or by mail, at the party's address indicated below, and any notice will be effective only upon actual receipt by the party. The addresses of the parties are as follows:

                Company:       Surety Capital Corporation
                               1845 Precinct Line Road, Suite 100
                               Hurst, TX  76054
                               Attention:  Mr. Charles M. Ireland

                Holder:        _______________________________
                               _______________________________
                               _______________________________



The names and addresses of persons to receive notice as stated in this Section 7 may be changed by notice given in accordance with this Section 7.

        8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        9. No Impairment. The Company will not, by amendment of its charter or certificate or articles of incorporation, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, through any Board of Director action or inaction, or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out all of the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect against impairment of the rights of Holder herein.

        10. Parties. This Warrant shall bind the respective successors and assigns of the parties.

        11. Entire Agreement. This Warrant represents the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings. The terms of this Warrant may be amended only a written instrument executed by the Company and Holder.

        WITNESS the seal of the Company and the signature of its authorized officer.

Dated:  October 29, 1999                  SURETY CAPITAL CORPORATION



                                          By: _______________________
                                              Charles M. Ireland,
                                              Chairman of the Board

                                Assignment Form

	(To be executed by Holder in order to transfer the Warrant)

	For value received the undersigned hereby sells, assigns, and transfers to:


Name ______________________________________________________________________


Address  __________________________________________________________________

this Warrant and irrevocably appoints __________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.


Date: ___________________               ________________________________
                                        (Please sign exactly as name
                                            appears on Warrant)

                                        Taxpayer ID No. ________________


In the Presence of                      Signature guaranteed by

________________________                ________________________________

                                Exercise Form

                    (To be executed by Holder to purchase
                    Common Stock pursuant to the Warrant)

Surety Capital Corporation
Attention:  Charles M. Ireland
1845 Precinct Line Road, Suite 100
Hurst, Texas  76054

	The undersigned hereby: (1) irrevocably subscribes for ____________ shares of the Company's Common Stock pursuant to this Warrant, and encloses payment of $____________ therefor;
(2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.

Date: ____________________              _______________________________
                                        (Please sign exactly as name
                                             appears on Warrant)

                                        _______________________________

                                        _______________________________
                                                     Address